Summary Prospectus Supplement dated July 3, 2019

This supplement supersedes and replaces the Summary Prospectus supplement dated June 21, 2019, and is in addition to any other supplement(s).

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco Oppenheimer V.I. Conservative Balanced Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michael Hyman	Portfolio Manager	2019
Magnus Krantz	Portfolio Manager	2019 (predecessor fund 2013)”

You should read this supplement in conjunction with the summary prospectus and retain it for future reference.

O-VICBAL-SUMPRO SUP 070319